Exhibit 10.1

Execution Version

AMENDMENT NO. 7 TO CREDIT AGREEMENT

AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated as of August 31, 2023 (this “Amendment”), among BRIGHTVIEW HOLDINGS, INC. (f/k/a GARDEN ACQUISITION HOLDINGS, INC.) (“Holdings”), BRIGHTVIEW LANDSCAPES, LLC (f/k/a The Brickman Group Ltd. LLC), a Delaware limited liability company (the “Borrower”), each of the other Credit Parties party hereto, each of the lenders and letter of credit issuers that is a signatory hereto (the “Required Lenders”) and JPMORGAN CHASE BANK, N.A. (in its individual capacity, “JPMorgan”), as Administrative Agent (the “Administrative Agent”), Collateral Agent, Swingline Lender and a Letter of Credit Issuer.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, JPMorgan, as the administrative agent and collateral agent, and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of December 18, 2013, (as amended, restated and amended and restated prior to the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, Holdings intends to enter into that Investment Agreement, dated August 28, 2023 (the “Investor Agreement”), among Holdings, Birch Equity Holdings, LP (“Birch Holdings”) and Birch-OR Equity Holdings, LLC (“Birch-OR” and together with Birch Holdings, “Birch Equity”) pursuant to which Birch Equity shall become an owner of Holdings;

WHEREAS, upon the closing of the Investor Agreement, the Borrower shall repay $450,000,000 of Term Loans;

WHEREAS, the Borrower, Holdings, the Administrative Agent, each Lender party hereto desires to amend the Credit Agreement;

WHEREAS, the Administrative Agent, the Borrower, Holdings and the Lenders signatory hereto are willing to so agree pursuant to Section 13.1 of the Credit Agreement, subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Amendment. Effective as of the Amendment Effective Date (as defined below), and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows (the Credit Agreement, as so amended, being referred to as the “Amended Credit Agreement”):

(a)            Each of the following defined terms are hereby added to Section 1.1 of the Credit Agreement in the proper alphabetical order.

“Seventh Amendment” shall mean that certain Amendment No. 7 to Credit Agreement, dated as of the Seventh Amendment Effective Date, to this Agreement.

“Seventh Amendment Effective Date” shall mean August 31, 2023.

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(b)            The definition of “Permitted Holders” in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety as follows:

“Permitted Holders” shall mean each of (i) the Initial Investors and their respective Affiliates (other than any portfolio company of an Initial Investor), Birch Equity Holdings, LP, Birch-OR Equity Holdings, LLC and One Rock Capital Partners, LLC and their respective Affiliates and members of management of Holdings or the Borrower (or their respective direct or indirect parent company or management vehicle) and their respective Permitted Transferees who are holders of Equity Interests of Holdings (or its direct or indirect parent company or management vehicle) on the Seventh Amendment Effective Date and any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act or any successor provision) of which any of the foregoing are members; provided that, in the case of such group and without giving effect to the existence of such group or any other group, such Initial Investors, their respective Affiliates and members of management, collectively, have beneficial ownership of more than 50% of the total voting power of the Voting Stock of Holdings or any other direct or indirect Parent Entity, (ii) any direct or indirect Parent Entity formed not in connection with, or in contemplation of, a transaction (other than Transactions) that, assuming such parent was not formed, after giving effect thereto would constitute a Change of Control and (iii) any entity (other than a Parent Entity) through which a Parent Entity described in clause (ii) directly or indirectly holds Equity Interests of the Borrower and has no other material operations other than those incidental thereto.

(c)            Section 5.1(b) of the Credit Agreement is hereby amended and restated in its entirety and replaced by the following:

“(b)          In the event that, on or prior to the six-month anniversary of the Seventh Amendment Effective Date, the Borrower (i) makes any prepayment of Initial Term Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Initial Term Loans or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Initial Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of the Initial Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the applicable Initial Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”

SECTION 2.           Conditions of Effectiveness.

This Amendment and the amendment of the Credit Agreement as set forth in Section 1 hereof shall become effective as of the first date (such date being referred to as the “Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)            the Administrative Agent (or its counsel) shall have received a counterpart of this Amendment from (i) the Required Lenders, (ii) the Borrower and (iii) the Administrative Agent.

(b)            The Borrower shall have delivered to the Administrative Agent, at least three (3) Business Days prior to the Amendment Effective Date, a Notice of Prepayment.

(c)            the Borrower shall pay to each Lender an amount equal to each Lender’s pro rata share of 0.25% of the aggregate principal amount of the Term Loans or Revolving Commitments outstanding on the Amendment Effective Date.

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SECTION 3.           Reference to and Effect on the Credit Agreement and the Credit Documents.

(a)            On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 7 (i.e., the Amended Credit Agreement).

(b)            The Credit Agreement and each of the other Credit Documents, as specifically amended by this Amendment are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure, and the Guarantees do and shall continue to support, the payment of all Obligations of the Loan Parties under the Credit Documents, in each case, as amended by this Amendment.

(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Credit Document.

(d)            It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Credit Document or any of the rights, obligations or liabilities thereunder.

(e)            The Borrower hereby agrees that this Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 4.           Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 5.           Governing Law.

(a)            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)            ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN, AND APPELLATE COURTS FROM ANY THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE GENERAL JURISDICTION OF THE AFORESAID COURTS. THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

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(c)            EACH PARTY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 13.2 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE GOVERNMENTAL REQUIREMENTS.

(d)            NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE LOAN PARTIES IN ANY OTHER JURISDICTION WITH RESPECT TO ANY OTHER CREDIT DOCUMENT THAT PROVIDES FOR SUCH OTHER JURISDICTION, INCLUDING WITHOUT LIMITATION THE COMMENCEMENT OF ENFORCEMENT PROCEEDINGS UNDER THE CREDIT DOCUMENTS IN ALL APPLICABLE JURISDICTIONS.

(e)            THE BORROWER, HOLDINGS AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 8.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BRIGHTVIEW HOLDINGS, INC., as Holdings

By:	/s/ James Abrahamson
Name:	James Abrahamson
Title:	President and Chief Executive Officer

BRIGHTVIEW LANDSCAPES, LLC, as the Borrower

By:	/s/ James Abrahamson
Name:	James Abrahamson
Title:	President and Chief Executive Officer

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Lender

By:	/s/ Michael Mastronikolas
Name: Michael Mastronikolas
Title: Vice President

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 10 Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 11 LTD.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 12 Ltd
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 13 Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 14 Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 16 Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 17 Ltd.
as a Lender
by AGL CLO Credit Management LLC, c/o AGL Credit Management LP

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 19 LTD.
as a Lender
by AGL CLO Credit Management LLC, c/o AGL Credit Management LP

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 20 LTD.
as a Lender
by AGL CLO Credit Management LLC, c/o AGL Credit Management LP

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 21 Ltd.
as a Lender
by AGL CLO Credit Management LLC, c/o AGL Credit Management LP

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 23 LTD.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 24, Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 25 LTD.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 3 Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 5 Ltd.
as a Lender
By: AGL Credit Management LP, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 6 Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 7 Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO 9 Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL CLO I Ltd.
as a Lender
By: AGL CLO Credit Management LLC, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL Core CLO 15 Ltd.
as a Lender
By: AGL Credit Management LP, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL Core CLO 2 Ltd.
as a Lender
By: AGL Core Fund Vintage 2019-1, L.P., its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL Core CLO 4 Ltd.
as a Lender
By: AGL Core Fund Vintage 2020-1, L.P., its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AGL Core CLO 8 Ltd.
as a Lender
By: AGL Core Fund Vintage 2019-1, LP, its Collateral Manager

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AIMCO CLO 10, Ltd.
as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AIMCO CLO 11, Ltd.
as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AIMCO CLO 12, Ltd.
as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AIMCO CLO 14, Ltd.
as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AIMCO CLO 16, Ltd.
as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AIMCO CLO, SERIES 2015-A
as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AIMCO CLO, SERIES 2017-A
as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AIMCO CLO, SERIES 2018-A
as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AIMCO CLO, SERIES 2018-B
as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AXA IM Inc. for and on behalf of Allegro CLO IX, Limited
as a Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AXA IM Inc. for and on behalf of Allegro CLO V, Limited
as a Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AXA IM Inc. for and on behalf of Allegro CLO VI, Limited
as a Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AXA IM Inc. for and on behalf of Allegro CLO VII, Limited
as a Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AXA IM Inc. for and on behalf of Allegro CLO VIII Ltd
as a Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AXA IM Inc. For and on behalf of Allegro CLO X, Limited
as a Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AXA IM Inc. For and on behalf of Allegro CLO XI, Limited
as a Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Allegro CLO XII, Ltd
as a Lender
AXA IM INC FOR AND ON BEHALF OF Allegro CLO XII, Ltd

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Allegro CLO XIII, Ltd.
as a Lender
AXA IM INC FOR AND ON BEHALF OF Allegro CLO XIII, Ltd.

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ALLSTATE INSURANCE COMPANY
as a Lender

By:	/s/ Kyle Roth
Name:	Kyle Roth
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Alexey Dronov
Name:	Alexey Dronov
Title:	Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AMMC CLO 18, LIMITED
as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AMMC CLO 22, LIMITED
as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AMMC CLO 23, Limited
as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AMMC CLO 24, Limited
as a Lender
By: American Money Management Corp., As: Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AMMC CLO 25, Limited
as a Lender
By: American Money Management Corp., As: Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AMMC CLO 26, Limited
as a Lender
By: American Money Management Corp., As: Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AMMC CLO XI, LIMITED
as a Lender
By: American Money Management Corp., as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

APIDOS CLO XI
as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

APIDOS CLO XII
as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XL Ltd
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XLII Ltd
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XLV LTD
as a Lender
By: It’s Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XLVI LTD
as a Lender

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

APIDOS CLO XV
as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

APIDOS CLO XVIII-R
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

APIDOS CLO XX
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

APIDOS CLO XXII
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXIII
as a Lender
By: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

APIDOS CLO XXIV
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXIX
as a Lender

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

APIDOS CLO XXV
as a Lender
By: Its Collateral Manager CVC Credit Partners

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXVIII
as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXX
as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXXI
as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXXII
as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXXIII
as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXXIV
as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXXIX
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

APIDOS CLO XXXV
as a Lender
By: Its Collateral Manager CVC Credit Partners U.S. CLO Management LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXXVI
as a Lender
By: Its Collateral Manager CVC Credit Partners U.S. CLO Management LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXXVII
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apidos CLO XXXVIII
as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Apollo US Broadly Syndicated Loans Fund as a Lender
By: ACF Europe Management, LLC, its portfolio manager
By: Apollo Capital Management, L.P., its sole member
By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares Global Credit Fund S.C.A., SICAV-RAIF as a Lender
By: Ares Capital Management III, as the Investment Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares L CLO Ltd. as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LI CLO Ltd. as a Lender
By: Ares CLO Management LLC

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LII CLO Ltd. as a Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LIII CLO Ltd. as a Lender
By: Ares CLO Management LLC, its portfolio manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ARES LIV CLO Ltd. as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LIX CLO LTD. as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares Loan Funding I, Ltd. as a Lender
By: Ares CLO Management LLC, as asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares Loan Funding II, Ltd. as a Lender
BY: ARES CLO Management LLC, as investment manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares Loan Funding III, Ltd. as a Lender
By: Ares CLO Management LLC, its portfolio manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares Loan Trust 2011 as a Lender
BY: ARES MANAGEMENT LLC, ITS INVESTMENT MANAGER

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares Loan Trust 2016 as a Lender
By: Ares Management LLC, as Investment Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LV CLO Ltd. as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LVI CLO Ltd. as a Lender

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LVII CLO Ltd. as a Lender
By: Ares CLO Management LLC, as Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LVIII CLO LTD. as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ARES LX CLO LTD. as a Lender
By: Ares US CLO Management III LLC – Series A, its manager
By: ACLOF III GP LLC, its manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LXI CLO Ltd. as a Lender
By: Ares CLO Management LLC, as asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ARES LXII CLO, LTD. as a Lender
By: Ares CLO Management LLC, as asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LXIII CLO Ltd. as a Lender
By: Ares CLO Management LLC, as investment manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LXIV CLO Ltd. as a Lender
By: Ares CLO Management LLC, as asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LXV CLO Ltd as a Lender
By: Ares CLO Management LLC, as investment manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LXVI CLO Ltd. as a Lender
By: Ares CLO Management LLC, as portfolio manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ARES LXVII CLO LTD. as a Lender
By: Ares CLO Management LLC, its portfolio manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares LXVIII CLO Ltd. as a Lender
By: Ares U.S. CLO Management III LLC-Series A, as Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XLI CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XLIII CLO Ltd.
as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XLIV CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ARES XLIX CLO LTD.
as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XLV CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XLVI CLO Ltd.
as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XLVII CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, as Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XLVIII CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, as its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XXVII CLO, Ltd.
as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XXVIIIR CLO Ltd.
as a Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XXXIIR CLO Ltd
as a Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XXXIR CLO Ltd.
as a Lender
By: Ares CLO Management LLC, as Asset Manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XXXIV CLO Ltd.
as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XXXIX CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XXXVII CLO Ltd.
as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XXXVIII CLO Ltd.
as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ares XXXVR CLO Ltd.
as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AXA IM INC FOR AND ON BEHALF OF Allegro CLO XIV, Ltd.
as a Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AXA IM INC FOR AND ON BEHALF OF Allegro CLO XV, Ltd.
as a Lender

By:	/s/ Vera Fernholz
Name:	Vera Fernholz
Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

AZB Funding 12 Limited,
as a Lender

By:	/s/ Nobukazu Sugimoto
Name:	Nobukazu Sugimoto
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ballyrock CLO 19 Ltd.
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ballyrock CLO 20 Ltd.
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ballyrock CLO 2018-1 LTD
as a Lender
By: BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ballyrock CLO 2019-1 LTD
as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ballyrock CLO 21 Ltd.
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ballyrock CLO 23 Ltd.
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ballyrock CLO 24 Ltd.
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Baloise Senior Secured Loan Fund III
as a Lender
By: Octagon Credit Investors, LLC as Sub Investment Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Bandera Strategic Credit Partners II, LP
as a Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

BANK LOAN TRUST 1, A SERIES TRUST OF SIM UMBRELLA UNIT TRUST A
as a Lender
By Symetra Investment Management Company, acting as its agent

By:	/s/ Bing Tien
Name:	Bing Tien
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Brisket Funding LLC
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Bryant Park Funding 2023-19 Ltd.
as a Lender
By: Marathon Asset Management, L.P. as Collateral Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Bryant Park Funding 2023-20 LTD.
as a Lender
By Marathon Asset Management L.P., as Collateral manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Canyon CLO 2020-2, Ltd.
as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Canyon CLO 2020-3, Ltd.
as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Canyon CLO 2021-3, Ltd.
as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Canyon CLO 2022-1, Ltd.
as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Canyon CLO 2022-2, Ltd.
as a Lender
By: Canyon CLO Advisors L.P., its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Capital Four US CLO I Ltd
as a Lender
By: Capital Four US Inc. as Collateral Manager

By:	/s/ Joseph Sorensen
Name:	Joseph Sorensen
Title:	Head of US Finance & Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Capital Four US CLO II Ltd.
as a Lender
By: Capital Four US Inc. as Collateral Manager

By:	/s/ Joseph Sorensen
Name:	Joseph Sorensen
Title:	Head of US Finance & Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Capital Four US CLO III Ltd.
as a Lender
By: Capital Four US Inc. as Collateral Manager

By:	/s/ Joseph Sorensen
Name:	Joseph Sorensen
Title:	Head of US Finance & Operations

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Catamaran CLO 2018-1 Ltd.
as a Lender
By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen Peterson
Name:	Maureen Peterson
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CATHEDRAL LAKE CLO 2013, LTD
as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Cathedral Lake V, Ltd
as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Cathedral Lake VI, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Cathedral Lake VII, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Cathedral Lake VIII, Ltd.
as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Falcon 2020 Ltd
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2013-I, Ltd.
as a Lender
By: CIFC VS MANAGEMENT LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2013-II, Ltd.
as a Lender
By: CIFC VS Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2013-III-R Ltd.
as a Lender
By: CIFC VS Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2013-IV, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2014, Ltd.
as a Lender
By: CIFC CLO Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2014-III, Ltd.
as a Lender
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2014-II-R, Ltd.
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2014-IV-R, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2014-V, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2015-I, Ltd.
as a Lender
By: CIFC VS MANAGEMENT LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2015-IV, Ltd.
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2016-I, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2017-II, Ltd.
as a Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2017-III, Ltd.
as a Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2017-IV, Ltd.
as a Lender
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2017-V, Ltd.
as a Lender
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2018-I, Ltd.
as a Lender
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2018-II, Ltd.
as a Lender
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2018-III, Ltd.
as a Lender
By: CIFC CLO Management II LLC , its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2018-IV, Ltd.
as a Lender
By: CIFC CLO Management II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2018-V, Ltd.
as a Lender
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2019-I, Ltd.
as a Lender
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2019-II, Ltd.
as a Lender
BY: CIFC CLO MANAGEMENT II LLC, AS COLLATERAL MANAGER BY AND ON BEHALF OF EACH OF ITS SERIES, SERIES M-1, SERIES O-1, AND SERIES R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2019-III, Ltd.
as a Lender
By: CIFC CLO Management II LLC, its Collateral Manger, by and on behalf of each of its series, Series M-1, Series O-1, and Series R-1

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2019-IV, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2019-V, Ltd.
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2019-VI, Ltd.
as a Lender
By: CIFC Asset Management LLC as Portfolio Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2020-I, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2020-II, Ltd
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2020-III, Ltd.
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2020-IV, Ltd.
as a Lender
By: CIFC Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2021-I, Ltd
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2021-II Ltd.
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2021-III, Ltd
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2021-IV, Ltd.
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2021-V, Ltd
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2021-VI Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2021-VII Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2022-I Ltd
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2022-II LTD
as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2022-III, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2022-IV, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2022-VI Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2022-VII, Ltd
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Loan Opportunity Fund II, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Loan Opportunity Fund, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CIFC Funding 2022-V, Ltd.
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Matthew Gruppo
Name:	Matthew Gruppo
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Citizens Bank, N.A.,
as a Lender

By:	/s/ Aman Patel
Name:	Aman Patel
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Citizens Insurance Company of America
as a Lender
by Wellington Management Company

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Construction and Building Unions Superannuation Fund
as a Lender
By: Oaktree Capital Management, L.P.
its: Investment Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Core Income Funding III LLC
as a Lender
By: Owl Rock Core Income Corp, its sole member

By:	/s/ Adam Forchheimer
Name:	Adam Forchheimer
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Corsair Funding II Ltd.
as a Lender
by AGL CLO Credit Management LLC, c/o AGL Credit Management LP

By:	/s/ Beeva Shrestha
Name:	Beeva Shrestha
Title:	Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Crestline Denali CLO XIV, Ltd. as a Lender By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Crestline Denali CLO XV, Ltd. as a Lender By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Crestline Denali CLO XVI, Ltd. as a Lender By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Crestline Denali CLO XVII, Ltd. as a Lender By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XVII, Ltd.

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

CVC CP USD Loan Trust 2019 as a Lender By: CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Denali Capital CLO XII, Ltd. as a Lender By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

DRYDEN 100 CLO, LTD. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 102 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 104 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 105 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

DRYDEN 106 CLO, LTD. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 108 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 109 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 112 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 113 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 37 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 38 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 40 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 41 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 42 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 43 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 45 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 49 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 50 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 53 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 54 Senior Loan Fund as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 55 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 57 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 58 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 60 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 61 CLO, Ltd. as a Lender By: PGIM, Inc., as Portfolio Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 64 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 65 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 68 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 70 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 72 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 75 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 76 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 77 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 78 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 80 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 83 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 85 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 86 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 87 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 90 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 92 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 93 CLO, Ltd as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 94 CLO, Ltd. as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 95 CLO, Ltd as a Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

DRYDEN 97 CLO, LTD.
as a Lender
By: PGIM, Inc., as Collateral

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden 98 CLO, Ltd.
as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dryden Static CLO I, Ltd.
as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Dunham Corporate/Government Bond Fund
as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

DWS Floating Rate Fund
______________________________________, as a Lender

By:	/s/ Joseph Tavolieri
Name:	Joseph Tavolieri
Title:	Vice President

If a second signature is necessary:

By:	/s/ Kirk Maurer
Name:	Kirk Maurer
Title:	Director

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2013-1, Ltd.
as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2016-5, Ltd.
as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2018-10, Ltd.
as a Lender

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2018-9, Ltd.
as a Lender
By: 325 Fillmore LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2020-11, Ltd.
as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2021-12, Ltd
as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2021-13, Ltd.
as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2021-14, Ltd.
as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2021-15, Ltd.
as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Elevation CLO 2022-16, Ltd.
as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name:	Sanjai Bhonsle
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Empower CLO 2022-1, Ltd., as a Lender

By:	/s/ Kelly New
Name:	Kelly New
Title:	CFO & Treasurer Empower Capital Management, LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Empower CLO 2023-1, Ltd., as a Lender

By:	/s/ Kelly New
Name:	Kelly New
Title:	CFO & Treasurer Empower Capital Management, LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Empower CLO 2023-2, Ltd., as a Lender

By:	/s/ Kelly New
Name:	Kelly New
Title:	CFO & Treasurer Empower Capital Management, LLC

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Empower Multi-Sector Bond Fund
as a Lender
By: Virtus Fixed Income Advisers, LLC
By: Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC, as Subadviser

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

FENGENCO BV 1 QUALIFIED NDT
as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

FENGENCO DB 1 QUALIFIED NDT
as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

FIAM Floating Rate High Income Commingled Pool
as a Lender
By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

FIAM Leveraged Loan, LP
as a Lender
By: FIAM LLC as Investment Manager

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Fidelity Floating Rate High Income Fund
as a Lender
for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Fidelity Floating Rate High Income Multi-Asset Base Fund
as a Lender
by its manager Fidelity Investments Canada ULC

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Fidelity Income Fund: Fidelity Total Bond Fund
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Fidelity Merrimack Street Trust: Fidelity Total Bond ETF
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Fidelity Qualifying Investor Funds Plc
as a Lender
By: FIAM LLC as Sub Advisor

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Fidelity Salem Street Trust: Fidelity SAI Total Bond Fund
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

First Eagle BSL CLO 2019-1 Ltd.
as a Lender

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Four Points Multi-Strategy Master Fund Inc.
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Distressed Account

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Fyrkat Designated Activity Company
as a Lender
By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity)
as a Lender
BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Gallatin CLO VIII 2017-1, Ltd.
as a Lender
By: DCM Senior Credit, LLC as its Collateral Administrator

By:	/s/ Jeff Byrne
Name:	Jeff Byrne
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

GCRED Holdings LLC
as a Lender
By: GC Advisors LLC, its Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Generate CLO 10 Ltd.
as a Lender
By Generate Advisors LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Generate CLO 11 Ltd.
as a Lender
By Generate Advisors LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Generate CLO 2 Ltd
as a Lender
By Generate Advisors LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Generate CLO 4, Ltd.
as a Lender
By Generate Advisors LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Generate CLO 5 Ltd.
as a Lender
By Generate Advisors LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Generate CLO 6 Ltd.
as a Lender
By Generate Advisors LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Generate CLO 7 Ltd.
as a Lender
By Generate Advisors LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Generate CLO 8 Ltd.
as a Lender
By Generate Advisors LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Generate CLO 9 Ltd.
as a Lender
By Generate Advisors LLC, its Portfolio Manager

By:	/s/ Rizwan M. Akhter
Name:	Rizwan M. Akhter
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Goldman Sachs Bank USA
______________________________________________, as a Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 19(B)-R2, Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 22(B)-R, Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 23(B)-R, Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 26(B)-R, Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 35(B), Ltd.
as a Lender
By: GC Advisors LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 37(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 40(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 41(B)-R, Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 43(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 48(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 50(B)-R, Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 52(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 53(B), Ltd.
as a Lender

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 55(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 58(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Asset Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 60(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 62(B) Ltd.
as a Lender
By: OPAL BSL LLC, as Portfolio Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 64(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 66(B), Ltd.
as a Lender
By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Golub Capital Partners CLO 68(B), Ltd. (fka GCP CLO Warehouse BARC 2023, Ltd.) as a Lender By: OPAL BSL LLC, as Collateral Manager

By:	/s/ Scott Morrison
Name:	Scott Morrison
Title:	Designated Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG Rhinebeck CLO 2021-4, Ltd
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2014-1, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2014-2, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2014-3, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2015-2R, Ltd
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2016-1, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2017-1, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2018-2, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2018-3, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2020-1, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2021-1, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2021-2, Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2021-3, Ltd
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2022-1(i), Ltd.
as a Lender

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ICG US CLO 2023-1(I), LTD.
as a Lender
By: ICG – Intermediate Capital Group, as Portfolio Manager

By:	/s/ John Malcolm
Name:	John Malcolm
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ING Capital LLC, as a Lender

By:	/s/ Lee Lem
Name:	Lee Lem
Title:	Director

By:	/s/ Michael Kim
Name:	Michael Kim
Title:	Director

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Internationale Kapitalanlagegesellschaft mbH for account of Gothaer Hochzins as a Lender By: PGIM, Inc., as Fund Manager or, if indicated below, By: PGIM Limited, as “Subcontractor”

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President of PGIM, Inc.

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

JANA Multi-Sector Credit Trust
as a Lender

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

JNL/Fidelity Institutional Asset Management Total Bond Fund
as a Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust as a Lender
By: PPM America, Inc., as sub-adviser

By:	/s/ Michael Sterne
Name:	Michael Sterne
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative
Agent, Collateral Agent and Lender

By:	/s/ Michael Mastronikolas
Name:	Michael Mastronikolas
Title:	Vice President

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Nikki Seegmuller
Name:	Nikki Seegmuller
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Kentucky Teachers' Retirement System Insurance Trust Fund
as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Kolumban Alternative Investments - Loans as a Lender
By: Ares Capital Management II LLC, as investment manager

By:	/s/ Joanne HansonBonney
Name:	Joanne HansonBonney
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Kolumban Alternative Investments - Loans as a Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 26 Ltd. as a Lender
By: LCM Asset Management LLC

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 27 Ltd. as a Lender
By: LCM Asset Management LLC as Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 28 Ltd. as a Lender
By: LCM Asset Management LLC, as Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 29 Ltd. as a Lender
By: LCM Asset Management LLC as Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 30 Ltd. as a Lender

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 31 Ltd. as a Lender
By: LCM Asset Management LLC, as Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 32 LTD. as a Lender
LCM Euro LLC as Collateral Manager
By: LCM Asset Management LLC, its delegated service provider

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 33 Ltd. as a Lender
By: LCM Asset Management LLC, its delegated service provider

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 34 Ltd. as a Lender
LCM Euro LLC as Collateral Manager
By: LCM Asset Management LLC, its delegated service provider

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 35 Ltd.
as a Lender
LCM Euro LLC as Collateral Manager
By: LCM Asset Management LLC, its delegated service provider

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 36 Ltd.
as a Lender
By: LCM Asset Management LLC,as Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 37 Ltd.
as a Lender
By: LCM Asset Management LLC,as Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 38 LTD.
as a Lender
By: LCM Asset Management LLC, its delegated service provider

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 39 Ltd.
as a Lender
By: LCM Asset Management LLC, its delegated service provider

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM 40 Ltd.
as a Lender
By: LCM Asset Management LLC, its delegated service provider

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM Loan Income Fund I Ltd.
as a Lender
By: LCM Asset Management LLC as Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM XIV Limited Partnership
as a Lender
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM XVI Limited Partnership
as a Lender
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM XVII Limited Partnership
as a Lender
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM XVIII Limited Partnership
as a Lender
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

LCM XXIV Ltd.
as a Lender
By: LCM Asset Management LLC As Collateral Manager

By:	/s/ Alexander B. Kenna
Name:	Alexander B. Kenna
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Leveraged Loan (JPY hedged) fund a Series Trust of Cayman World Invest Trust as a Lender
By: PGIM, Inc., as Investment Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Marathon Static CLO 2022-18 Ltd.
as a Lender
By: Marathon Asset Management, L.P. as Collateral Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Medtronic Holdings SARL
as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Milton Hershey School Trust
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Executive Director

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

MKS CLO 2017-2 Ltd
as a Lender
By: WhiteStar Asset Management LLC as Investment Manager

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Morgan Stanley Senior Funding, Inc.
as a Lender

By:	/s/ TJ Mahindra
Name:	TJ Mahindra
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

MUFG Bank, Ltd.,
as a Lender

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Managing Director

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Navy Pier NON IG Credit Fund a Series Trust of Income Investment Trust
as a Lender
By: Neuberger Berman Investment Advisers LLC as Investment Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman CLO XV, Ltd.
as a Lender
BY: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman CLO XVII, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman CLO XVIII, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman CLO XVI-S, Ltd.
as a Lender
By Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman CLO XX Ltd.
as a Lender
By: Neuberger Berman Investment Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman CLO XXI, LTD
as a Lender
By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman CLO XXII, Ltd
as a Lender
By: Neuberger Berman Investment Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Floating Rate Income Fund
as a Lender
By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman High Quality Global Senior Floating Rate Income Fund
as a Lender
By: Neuberger Berman Investment Adviser LLC, as Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Investment Funds II PLC - Neuberger Berman Global Senior Floating Rate Income Fund
as a Lender
By: Neuberger Berman Investment Advisers LLC

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 24, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 25, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 26, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 27, Ltd.
as a Lender
By: Neuberger Berman Investment Adviser LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 28, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 29, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 30, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 31, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 32, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 33, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC as its Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 34, Ltd
as a Lender
By: Neuberger Berman Loan Advisers LLC, as Collateral Manager
By: Neuberger Berman Investment Advisers LLC, as SubAdvisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 35, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 36, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 37, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Donlan, Colin
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 38, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 39, Ltd
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 40, Ltd
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 41, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 42, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 43, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 44, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 45, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 46 Ltd.
as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Adviser

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 47, Ltd
as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Adviser

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 48, Ltd
as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Adviser

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 49, Ltd
as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Adviser

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers CLO 51, Ltd
as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Adviser

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers NBLA CLO 50, Ltd
as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Adviser

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Neuberger Berman Loan Advisers NBLA CLO 52, Ltd.
as a Lender
By: Neuberger Berman Loan Advisers II LLC as Collateral Manager
By: Neuberger Berman Investment Advisers LLC as Sub-Adviser

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

New York State Insurance Fund
as a Lender
By: Neuberger Berman Investment Advisers LLC

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Newark BSL CLO 2, Ltd.
as a Lender
By: PGIM, Inc., as Collateral Manager

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

NF Loan Trust 2016
as a Lender
Neuberger Berman Investment Advisers LLC As Investment Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

NZAM-NF USD Bank Loan Fund
as a Lender
By: Neuberger Berman Investment Advisers LLC as Sub-Investment Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree (Lux.) III - Oaktree Global Credit Fund
as a Lender
By: Oaktree Capital Management, L.P., as portfolio manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2018-1 Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2019-1 Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2019-2 Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2019-3, Ltd.
as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2019-4, Ltd.
as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2020-1, Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2021-2, Ltd.
as a Lender
By: Oaktree Capital Management, L.P.,
its Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2022-1, Ltd.
as a Lender
By: Oaktree Capital Management, L.P., its Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2022-2, Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2022-3, Ltd.
as a Lender

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2023-1, Ltd.
as a Lender

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree CLO 2023-2, Ltd.
as a Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree GCP Fund Delaware Holding III, L.P
as a Lender
By: Oaktree Fund GP, LLC
Its: General Partner
By: Oaktree Fund GP I, L.P.
Its: Managing Member

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oaktree Route 66 Multi-Strategy Fund, L.P.
as a Lender
By: Oaktree Route 66 Multi-Strategy Fund GP, L.P.
Its: General Partner
By: Oaktree Route 66 Multi-Strategy Fund GP, Ltd.
Its: General Partner
By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Oberon USA Investments Sarl
as a Lender
By: Five Arrows Managers North America LLC as Investment Manager

By:	/s/ Lindsay Sugimoto
Name:	Lindsay Sugimoto
Title:	Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ocean Trails CLO VII
as a Lender
By: Five Arrows Managers North America LLC as Portfolio Manager

By:	/s/ Lindsay Sugimoto
Name:	Lindsay Sugimoto
Title:	Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ocean Trails CLO XII Ltd
as a Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Lindsay Sugimoto
Name:	Lindsay Sugimoto
Title:	Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Ocean Trails CLO XIV Ltd
as a Lender
By: Five Arrows Managers North America LLC as Warehouse Collateral Manager

By:	/s/ Lindsay Sugimoto
Name:	Lindsay Sugimoto
Title:	Principal

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

OCIC JV WH IV Ltd.
as a Lender
By: Blue Owl Credit Income Senior Loan Fund LLC

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 51, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 52, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 55, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 56, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 57, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 58, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 59, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 60, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 62, Ltd
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 64, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon 66, Ltd
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon HIF Funding ULC
as a Lender

By:	/s/ Mobasharul Islam
Name:	Mobasharul Islam
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

\

Octagon Investment Partners 18-R, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 20-R, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 26, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 27, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 28, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 30, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 31, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 32, LTD.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 35, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 36, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 37, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 38, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 39, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 41, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 42, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 43, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 44, Ltd.
as a Lender
By: Octagon Credit Investor, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 45, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 46, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 47, Ltd
as a Lender
By: Octagon Credit Investors, LLC As Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 48, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 49, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners 50, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners XV, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners XVI, Ltd.
as a Lender
BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Investment Partners XXI, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Loan Funding, Ltd.
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Loan Trust 2010 as a Lender
BY: Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2010

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Loan Trust 2018
as a Lender
By: Octagon Credit Investors, LLC, as Investment Manager on behalf of The Bank of New York Trust Company (Cayman) Limited, as Trustee of Octagon Loan Trust 2018

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Octagon Senior Secured Credit Master Fund Ltd.
as a Lender
BY: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

ORCIC JV WH, LLC
as a Lender
By: ORCIC Senior Loan Fund LLC as Collateral Manager

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2015-1, Ltd
as a Lender
BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2015-2, Ltd
as a Lender
BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2018-1, Ltd
as a Lender
By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2018-2, Ltd
as a Lender
By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2018-3, Ltd.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2019-1, Ltd
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2020-3, Ltd.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2021-1, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2021-2, Ltd.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2021-3, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2021-4, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2022-1, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2022-2, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2022-3, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2022-4, Ltd.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2022-5, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2023-1, Ltd.
as a Lender

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square CLO 2023-2, Ltd.
as a Lender

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Floating Rate Fund LLC
as a Lender
BY: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2020-4, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2021-2, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2021-3, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2021-4, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2022-1, LTD. as a Lender By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2022-2, LTD
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2022-3, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2022-4, Ltd.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2023-1, LTD.
as a Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Palmer Square Loan Funding 2023-2, Ltd.
as a Lender

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Oscar M. Trejo
Name:	Oscar M. Trejo
Title:	Vice President

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

PPM CLO 2 Ltd.
as a Lender
By: PPM Loan Management Company, LLC, as Asset Manager

By:	/s/ Michael Sterne
Name:	Michael Sterne
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

PPM CLO 2018-1 Ltd.
as a Lender

By:	/s/ Michael Sterne
Name:	Michael Sterne
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

PPM CLO 3 Ltd.
as a Lender
By: PPM Loan Management Company, LLC, as Portfolio Manager

By:	/s/ Michael Sterne
Name:	Michael Sterne
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

PPM CLO 4 Ltd.
as a Lender

By:	/s/ Michael Sterne
Name:	Michael Sterne
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

PPM CLO 5 Ltd.
as a Lender
By: PPM Loan Management Company, LLC, as Portfolio Manager

By:	/s/ Michael Sterne
Name:	Michael Sterne
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

PPM CLO 6 Ltd.
as a Lender
By: PPM Loan Management Company 2, LLC, as Portfolio Manager

By:	/s/ Michael Sterne
Name:	Michael Sterne
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust
as a Lender
By: PGIM, Inc., as investment advisor

By:	/s/ Ian F. Johnston
Name:	Ian F. Johnston
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Prudential Hong Kong Limited
as a Lender
By: PPM America, Inc., as attorney in fact

By:	/s/ Michael Sterne
Name:	Michael Sterne
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

PSOIX Funding I LLC
as a Lender

By:	/s/ Matt Bloomfield
Name:	Matt Bloomfield
Title:	Managing Director/Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

QCC Insurance Company
as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Quaestio Alternative Funds S.C.A., SICAV-FIS
as a Lender
By: Neuberger Berman Investment Adviser LLC

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

QUAESTIO ALTERNATIVE FUNDS S.C.A., SICAV-FIS: CMAB - SIF - CREDIT MULTI ASSET POOL B
as a Lender
By: Marathon Asset Management, L.P.
Its: Sub-Investment Manager

By:	/s/ Louis Hanover
Name:	Louis Hanover
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 1, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 10, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 11, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 12, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 14, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 15, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 17, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

RAD CLO 18, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 19, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 2, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 3, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 4, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 5, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 6, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 7, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Rad CLO 9, Ltd.
as a Lender

By:	/s/ John Eanes
Name:	John Eanes
Title:	Co-CEO

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

REGATTA IX FUNDING LTD.
as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta VI Funding Ltd
as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta VII Funding Ltd
as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

REGATTA VIII FUNDING LTD
as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

REGATTA X FUNDING LTD.
as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

REGATTA XI FUNDING LTD.
as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XII Funding Ltd.
as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XIII Funding Ltd.
as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XIV Funding Ltd.
as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XIX Funding Ltd
as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XV Funding Ltd.
as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XVI Funding Ltd.
as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XVII Funding Ltd.
as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XVIII Funding Ltd.
as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XX Funding Ltd.
as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XXI Funding Ltd as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XXII Funding Ltd. as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name:	Hanlon, Melanie
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XXIII Funding Ltd as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Regatta XXIV Funding Ltd. as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Romark CLO - IV Ltd. as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel and Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Romark CLO - V Ltd. as a Lender
By: Romark CLO Advisors LLC as Collateral Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Safety Insurance Company as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Senior Floating Rate Fund LLC
as a Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Senior Floating Rate Loan Fund
as a Lender
By: Loomis, Sayles & Company, L.P., Its Investment Adviser
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Shenkman Capital Floating Rate High Income Fund
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street CLO XIX, Ltd.
as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street CLO XVI, Ltd.
as a Lender
By: Great Lawnview Funding IV Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street CLO XVII, Ltd
as a Lender
By: Sixth Street CLO XVII Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street CLO XVIII, Ltd.
as a Lender
By: Great Lawnview Management V, LLC, its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street CLO XX, Ltd.
as a Lender

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street CLO XXI, Ltd.
as a Lender
By: Sixth Street CLO XXI Management, LLC as Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street CLO XXII, Ltd.
as a Lender
By: Sixth Street CLO XXII Management, LLC its collateral manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street CMS Dynamic Credit Finance 1, LLC
as a Lender
By: Sixth Street CMS Dynamic Credit GenPar, LLC its general partner

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street RCF II Finance, LLC
as a Lender
By: Sixth Street Rotational Credit II Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Sixth Street RCF III Finance, LLC
as a Lender
By: Sixth Street Rotational Credit III Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Star Insurance Company
as a Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

State of Wyoming
as a Lender
By Octagon Credit Investors, LLC, its Investment Manager

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Stone Tower Loan Trust 2010
as a Lender
BY: Apollo Fund Management LLC,
As its InvestmeInt Manager

By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Stone Tower Loan Trust 2011
as a Lender
BY: Apollo Fund Management LLC,
As its Investment Advisor

By:	/s/ Lacary Sharpe
Name:	Lacary Sharpe
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Paul Dellova
Name:	Paul Dellova
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Swiss Life Loan Fund (LUX) S.A., SICAV-SIF - Senior Secured Loans I
as a Lender

By:	/s/ Pieter Rommens
Name:	Pieter Rommens
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Swiss Life Loan Fund (LUX) S.A., SICAV-SIF - Senior Secured Loans II
as a Lender

By:	/s/ Pieter Rommens
Name:	Pieter Rommens
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Swiss Life Loan Fund (LUX) S.A., SICAV-SIF - Senior Secured Loans III
as a Lender

By:	/s/ Pieter Rommens
Name:	Pieter Rommens
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Swiss Life Loan Fund (LUX) S.A., SICAV-SIF - Senior Secured Loans IV
as a Lender

By:	/s/ Pieter Rommens
Name:	Pieter Rommens
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Swiss Life Loan Fund (LUX) S.A., SICAV-SIF - Senior Secured Loans V
as a Lender

By:	/s/ Pieter Rommens
Name:	Pieter Rommens
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

SYMETRA LIFE INSURANCE COMPANY
as a Lender
By Symetra Investment Management Company, acting as its agent

By:	/s/ Bing Tien
Name:	Bing Tien
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TCI-Flatiron CLO 2016-1 Ltd.
By: TCI Capital Management II LLC, its Collateral Manager
By: NYL Investors LLC, its Attorney-In-Fact

,
as a Lender

By:	/s/ Jane Kim
Name:	Jane Kim
Title:	Senior Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Flatiron CLO 18 Ltd.
By: NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact
,
as a Lender

By:	/s/ Jane Kim
Name:	Jane Kim
Title:	Senior Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

MainStay Floating Rate Fund, a series of MainStay Funds Trust
By: NYL Investors LLC, its Subadvisor
,
as a Lender

By:	/s/ Jane Kim
Name:	Jane Kim
Title:	Senior Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust
By: NYL Investors LLC, its Subadvisor
,
as a Lender

By:	/s/ Jane Kim
Name:	Jane Kim
Title:	Senior Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

New York Life Insurance Company
By: NYL Investors LLC, its Investment Manager
,
as a Lender

By:	/s/ Jane Kim
Name:	Jane Kim
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

New York Life Insurance and Annuity Corporation
By: NYL Investors LLC, its Investment Manager
,
as a Lender

By:	/s/ Jane Kim
Name:	Jane Kim
Title:	Senior Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TCI-Flatiron CLO 2017-1 Ltd.
By: TCI Capital Management II LLC, its Collateral Manager
By: NYL Investors LLC, its Attorney-In-Fact
,
as a Lender

By:	/s/ Jane Kim
Name:	Jane Kim
Title:	Senior Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TCI-Flatiron CLO 2018-1 Ltd.
By: TCI Capital Management LLC, its Collateral Manager
By: NYL Investors LLC, its Attorney-In-Fact
,
as a Lender

By:	/s/ Jane Kim
Name:	Jane Kim
Title:	Senior Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Teachers Insurance and Annuity Association of America
as a Lender
By: Teachers Advisors, LLC, a Delaware limited liablilty company, its investment manager

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Teachers’ Retirement System of the State of Kentucky
as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

The Hanover Insurance Company
as a Lender
by Wellington Management Company

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

The Hartford Short Duration Fund
as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO V 2016-1, Ltd. as a Lender BY: TICP CLO V 2016-1 Management, LLC, its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO VI 2016-2, Ltd. as a Lender BY: TICP CLO VI 2016-2 Management, LLC, its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO VII, Ltd as a Lender By: TICP CLO VII Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO VIII, Ltd as a Lender By: TICP CLO VIII Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO X, Ltd. as a Lender By: TICP CLO X Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO XI, Ltd. as a Lender By: TICP CLO XI Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO XII, Ltd. as a Lender By: TICP CLO XII Management, LLC, Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO XIII, Ltd. as a Lender By: TICP CLO XIII Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO XIV, Ltd as a Lender By: TICP CLO XIV Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TICP CLO XV, Ltd. as a Lender By: TICP CLO XV Management LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TIMES SQUARE VIEW V, LTD. as a Lender By: Times Square View V Management, LLC as Collateral Manager

By:	/s/ Daniel Wanek
Name:	Daniel Wanek
Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trimaran CAVU 2019-1 LTD. as a Lender By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen K. Peterson
Name:	Maureen K. Peterson
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trimaran CAVU 2019-2 LTD. as a Lender By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen K. Peterson
Name:	Maureen K. Peterson
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trimaran CAVU 2021-1 Ltd as a Lender By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen K. Peterson
Name:	Maureen K. Peterson
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trimaran CAVU 2021-2 Ltd as a Lender

By:	/s/ Maureen K. Peterson
Name:	Maureen K. Peterson
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trimaran CAVU 2021-3 Ltd. as a Lender

By:	/s/ Maureen K. Peterson
Name:	Maureen K. Peterson
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trimaran CAVU 2022-1 Ltd. as a Lender By: Trimaran Advisors, L.L.C., as Investment Manager

By:	/s/ Maureen K. Peterson
Name:	Maureen K. Peterson
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trimaran CAVU 2022-2 Ltd. as a Lender By: Trimaran Advisors, L.L.C., as Investment Manager

By:	/s/ Maureen K. Peterson
Name:	Maureen K. Peterson
Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO IV, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO IX, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO VI, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TRINITAS CLO VII, LTD. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO VIII, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO X, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XI, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XII, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XIV, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XIX, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XV, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XVI, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XVII, Ltd as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XVIII, Ltd as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XX, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XXI, Ltd. as a Lender By: Gibran Mahmud As: Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XXII, Ltd. as a Lender By: Gibran Mahmud As: Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Trinitas CLO XXIII, Ltd. as a Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

TSTAT 2022-2, Ltd. as a Lender By: Gibran Mahmud As: Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Utica Mutual Insurance Company as a Lender By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Virtus GF Multi-Sector Income Fund as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Virtus Global Multi Sector Income Fund as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Virtus Newfleet Core Plus Bond Fund as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Virtus Newfleet Multi-Sector Bond ETF as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Virtus Newfleet Multi-Sector Intermediate Bond Fund as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Virtus Newfleet Senior Floating Rate Fund as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Virtus Tactical Allocation Fund as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Virtus Total Return Fund Inc. as a Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

WCF Mutual Insurance Company as a Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wellfleet CLO 2017-3, Ltd. as a Lender By: Blue Owl Liquid Credit Advisors LLC (fka Wellfleet Credit Partners, LLC)

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wellfleet CLO 2018-1, Ltd. as a Lender By: Blue Owl Liquid Credit Advisors LLC (fka Wellfleet Credit Partners, LLC)

By:	/s/ Dennis Talley
Name:	Dennis Talley
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wellington Square Advisors Inc. as subadvisor of IA Clarington Floating Rate Income Fund as a Lender

By:	/s/ Amar Dhanoya
Name:	Amar Dhanoya
Title:	President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wellington Square Advisors Inc. as subadvisor of IA Clarington U.S. Dollar Floating Rate Income Fund as a Lender

By:	/s/ Amar Dhanoya
Name:	Amar Dhanoya
Title:	President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wellington Square Advisors Inc. as subadvisor of KJH Senior Loan Fund as a Lender

By:	/s/ Amar Dhanoya
Name:	Amar Dhanoya
Title:	President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wellington Trust Company, National Association Multiple Common Trust Funds Trust Bank Loan Portfolio as a Lender By: Wellington Management Company LLP as its Investment Adviser

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

WELLS FARGO BANK, N.A., as a Revolving Credit Lender and Letter of Credit Issuer

By:	/s/ Jonathan Berns
Name:	Jonathan Berns
Title:	Director

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wespath Funds Trust as a Lender By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2013-2 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2014-1 CLO Ltd. as a Lender By First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2014-2 CLO Ltd. as a Lender by First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2014-3 CLO Ltd. as a Lender By First Eagle Alternative Credit SLS, LLC, as Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2014-3K CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2015-1 CLO Ltd. as a Lender By First Eagle Alternative Credit SLS, LLC, its Portfolio Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2016-1K CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2016-2 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2017-1 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2017-3 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2017-4 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2018-1 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2018-2 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2018-3 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2019-1 CLO Ltd. as a Lender By First Eagle Alternative Credit EU, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2019-2 CLO Ltd as a Lender By First Eagle Alternative Credit EU, LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2019-3 CLO Ltd. as a Lender by First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2020-1 CLO Ltd. as a Lender By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2021-1 CLO Ltd. as a Lender

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2021-2 CLO Ltd as a Lender By: First Eagle Alternative Credit, LLC, its Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2021-3 CLO Ltd. as a Lender By: First Eagle Alternative Credit, LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2021-4 CLO Ltd. as a Lender By: First Eagle Alternative Credit, LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2022-1 CLO Ltd. as a Lender By: First Eagle Alternative Credit, LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2022-2 CLO Ltd. as a Lender By: First Eagle Alternative Credit, LLC Its Investment Manager

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

Wind River 2023-1 CLO Ltd. as a Lender

By:	/s/ James R. Fellows
Name:	James R. Fellows
Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

WM Pool - High Yield Fixed Interest Trust as a Lender By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Andrew Park
Name:	Andrew Park
Title:	Managing Director

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name:	Ronald Kaplan
Title:	Managing Director and Portfolio Manager

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]

XAI Octagon Floating Rate & Alternative Income Term Trust as a Lender By: Octagon Credit Investors, LLC as Sub-Adviser

By:	/s/ Gillian Kape Vinal
Name:	Gillian Kape Vinal
Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to BrightView Amendment No. 7 to Credit Agreement]